UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2026

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Pine Street, Lodi, California	95240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 367-2300

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Farmers & Merchants Bancorp (the “Company”) appointed Jehna Silva to serve as a director of the Company effective June 8, 2026. Most recently, Ms. Silva served as Vice President, Shareholder Relations, of the Company where she managed shareholder communications, supported governance and managed shareholder reporting.

Ms. Silva has been appointed to serve on the CRA, Budget and Finance, and ALCO Committees of F&M Bank.

There are no arrangements or understandings between Ms. Silva and any other persons pursuant to which she was selected as a director, other than with the directors of the Company acting within their capacity. There are no family relationships between Ms. Silva and any director or executive officer of the Company, except that Ms. Silva has a family relationship with Kent Steinwert, the Company’s Chairman, President, and Chief Executive Officer. Ms. Silva is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with her appointment to the Board, Ms. Silva will be terminating her employment with the Company, and she will participate in the Company's standard compensation program for non-employee directors, which is described under the caption “Director Compensation” in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On June 11, 2026, the Company issued a press release announcing that Jehna Silva was appointed to the Board of Directors of the Company, effective June 8, 2026. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit	The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press release, dated June 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

By	/s/ Kent A. Steinwert
Kent A. Steinwert
Chairman, President & Chief Executive Officer

Date: June 11, 2026